UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant  

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to 14a-12

OMNITEK ENGINEERING CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Omnitek Engineering Corp.
1333 Keystone Way, Suite 101
 Vista, CA  92081

Dear Fellow Shareholder:

On behalf of your Board of Directors, I cordially invite you to attend the 2014 Annual Meeting of Shareholders of Omnitek Engineering Corp., which will be held on Saturday, May 31, 2014 at 10:00 a.m., Pacific Standard Time.

We are very pleased again this year to be using the Securities and Exchange Commission rule allowing companies to furnish proxy materials to shareholders electronically.  We believe that this e-proxy process expedites our shareholders' receipt of proxy materials, lowers the cost of distribution and reduces the environmental impact of our Annual Meeting.

In accordance with this rule, we sent a Notice of Availability of Proxy Materials (“Notice of Availability”) on or about April 16, 2014 to shareholders of record as of the close of business on April 1, 2014.  The Notice of Availability contained instructions on how to access our Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and vote online.  If you did not receive a printed copy of our proxy materials and would like to receive one from us instead of downloading a printable version, please follow the instructions for requesting such materials included in the Notice of Availability, as well as in the attached Proxy Statement.  Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Shareholders and the attached Proxy Statement.  At the Annual Meeting we will also respond to your questions.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, we urge you to read our Proxy Statement and vote.  You may submit your proxy electronically, by telephone or by mail.

I look forward to our 2014 Annual Meeting of Shareholders.

Date: April 16, 2014
Werner Funk,
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 31, 2014

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Omnitek Engineering Corp. (the “Company”) will be held at 1333 Keystone Way, Suite 101, Vista, California  92081 at 10:00 a.m. Pacific Standard Time on Friday, May 31, 2014, for the following purposes:

1.	The election of five directors: Werner Funk, Janice M. Quigley, George G. Chachas, Gary S. Maier, and John M. Palumbo for the ensuing year;

2.	The ratification of Sadler, Gibb & Associates, L.L.C. as the Company's independent accountants for the fiscal year 2014; and,

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors has fixed the close of business on April 1, 2014 as the Record Date for the determination of shareholders that are entitled to notice of and to vote at the meeting and any adjournment thereof.  Only shareholders of record as of the close of business on the Record Date are entitled to notice and to vote at this meeting or any postponements or adjournments.  A complete list of the shareholders entitled to vote at the meeting will be open to examination by any shareholder, for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the meeting, at the Company’s offices at 1333 Keystone Way, Suite 101, Vista, California 92081.

Attendance at the Annual Meeting will be limited to shareholders of the Company.  Shareholders will be required to furnish proof of ownership of the Company’s Common Stock before being admitted to the meeting.  Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company’s Stock.

You are cordially invited to attend the meeting. Whether or not you plan to attend, to assure that your shares are represented at the meeting please either complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope or follow the instructions to vote your shares by the Internet or telephone. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute a valid later dated proxy or if you notify the secretary of the corporation, in writing, prior to the annual meeting of stockholders. We have included a postage-prepaid envelope for your use, or you may follow the instructions on your proxy card for voting by Internet or by telephone. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person.

Important Notice Regarding the Availability of Proxy Materials
For the Annual Meeting of Shareholders on May 31, 2014

The Proxy Statement is available at http://www.colonialstock.com/Omnitek2014

By order of the Board of Directors,
Date: April 16, 2014
Werner Funk,
President and Chief Executive Officer

Directions to
Annual Meeting of Shareholders of Omnitek Engineering Corp.

to be held at:

Omnitek Engineering Corp.
1333 Keystone Way, Suite 101
Vista, CA  92081

(Saturday, May 31, 2014 at 10:00 a.m.)

From the I-5 North or South

1.	Take the Palomar Airport Road exit
2.	Turn East onto Palomar Airport Road
3.	Turn Left onto Business Park Drive
4.	Turn Left onto Keystone Way

From the East

1.	Take the I-15 to Highway 78
2.	Take the Highway 78 exit West
3.	Take the Sycamore Ave. exit
4.	Turn Left onto Sycamore Ave.
5.	Turn Left onto Business Park Drive
6.	Turn Right onto Keystone Way

INFORMATION ABOUT THE ANNUAL MEETING

Why Am I Receiving These Proxy Materials?

The Board of Directors of Omnitek Engineering Corp. (“Omnitek”) is soliciting proxies to be voted at the 2014 Annual Meeting of Stockholders.  This proxy statement includes information about the issues to be voted on at the meeting.

The proxy materials will be made available beginning April 16, 2014 to all stockholders of record at the close of business on April 1, 2014, the record date for the 2014 Annual Meeting.  As of the record date, there were 19,759,582 shares of Omnitek common stock outstanding.  Each share is entitled to one vote on each matter properly brought before the Annual Meeting.

As required by California law, a list of stockholders entitled to vote at the Annual Meeting will be available during the 2014 Annual Meeting, and for ten days prior to the meeting, during ordinary business hours at Omnitek’s corporate headquarters located at 1333 Keystone Way, Suite 101, Vista, CA  92081.

How Many Votes Do I Have?

You may vote all shares of Omnitek common stock that you owned at the close of business on April 1, 2014, the record date.  Each share you owned on the record date is entitled to one vote for each matter presented at the meeting.  These shares include:

•	Shares held directly in your name as the “stockholder of record” (subject to any instruction you may receive from the beneficial owner if you hold shares as a nominee); and,

•	Shares held for you as the beneficial owner through a broker, bank or other nominee in “street name.”

If I am a Stockholder of Record, How Can I Vote My Shares?

You can vote by proxy, the Internet, telephone, or in person.  You have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 10:00 a.m., Mountain Time, on May 30, 2014.

How Do I Vote By Proxy?

If you are a stockholder of record, you may vote your proxy by mail.  Simply mark your proxy card, date and sign it, and return it to Omnitek in the postage-paid envelope provided.  If you vote by mail, the persons named on the card (your “proxies”) will vote your shares in the manner you indicate.  You may specify whether your shares should be voted for all or some of the nominees for director or whether you withhold authority to vote for all directors.  If you vote by mail, sign your proxy card, and if you do not indicate specific instructions, your shares will be voted “FOR” the election of all five nominees for director.

Any information contained on the Company’s website is not incorporated by reference into this proxy statement, and you should not consider information contained on the Company’s website as part of this proxy statement.

If any other matter is presented at the Annual Meeting, your proxies will be voted in accordance with their best judgment.  At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How Do I Vote By Internet?

Go to the website at http://www.colonialstock.com/Omnitek2014.  Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

How do I Vote by Phone?

Use any touch-tone telephone and dial 1-877-285-8605 to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING BY PHONE.

May I Revoke My Proxy?

If you give a proxy, you may revoke it in any one of the following ways:

•	Submit a valid later-dated proxy card;

•	Notify Omnitek’s secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	Vote in person at the Annual Meeting.

How Do I Vote In Person?

If you are a stockholder of record, you may cast your vote in person at the Annual Meeting.  If you plan to vote in person, please see “How Can I Gain Admittance to the Annual Meeting” below.

If I Hold Shares In Street Name, How Can I Vote My Shares?

You can submit voting instructions to your broker, bank or nominee.  In most instances, you will be able to do this over the telephone or by mail.  Please refer to the voting instruction form included in these materials by your broker, bank or nominee.

What Constitutes a Quorum?

A majority of the outstanding shares present or represented by proxy, constitutes a quorum for the conduct of business at the Annual Meeting.

What Vote Is Required to Approve the Election Of Directors?

The affirmative vote of a majority of the votes cast by stockholders entitled to vote; present in person or by proxy, at the Annual Meeting is required to elect each Director.

Abstentions are counted for the purposes of determining whether a quorum is achieved and for determining the number of shares that are present in person or by proxy at the Annual Meeting.  Consequently, an abstention has the same effect as a vote against a proposal, as each abstention is one less vote in favor of the proposal.  Absent timely client voting instructions, brokers currently are authorized to exercise discretionary voting authority on certain routine proposals such as the election of directors.  Shares that are not voted on proxies returned by brokers, which we refer to as a broker non-vote, will be counted in respect of the Annual Meeting for the purpose of determining whether a quorum has been achieved.  Broker non-votes will not be counted in respect of the Annual Meeting for purposes of determining the number of shares present in person or represented by proxy and will thus have no impact on the election of directors.

Who Bears the Costs of Soliciting these Proxies?

Omnitek is paying the cost of preparing, printing and mailing these proxy materials.  Proxies are being solicited principally by mail and electronic means, but proxies may also be solicited personally, by telephone or similar means, by directors, officers and regular employees of Omnitek without additional compensation.  We will reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of common stock.

How Can I Gain Admittance to the Annual Meeting?

If you are a stockholder of record you need to bring a form of personal photo identification with you in order to be admitted to the Annual Meeting.  If you want to attend the Annual Meeting and you do not hold shares in your name but hold them through a bank, broker or other nominee, you will need to present a letter from the holder of record that confirms your ownership of those shares and a form of personal photo identification in order to be admitted to the Annual Meeting.  We reserve the right to refuse admittance to anyone without proper proof of share ownership and proper photo identification.

Stockholder Communications with the Board

Stockholders may submit comments or complaints regarding accounting, internal controls or auditing matters through our website, http://www.omnitekcorp.com.  Upon receipt of a complaint or concern, our Board will determine whether the complaint actually pertains to accounting matters and will notify the proper party and forward the communication, when appropriate.

Comments regarding other matters may be communicated to the Board or a particular Board member using the same process.  Upon receipt of a communication not related to accounting, internal controls or auditing matters, the Board will determine whether the communication deals with the functions or responsibilities of the Board or a committee thereof and, when appropriate, will notify the particular committee and forward the communication.

Board Attendance at Annual Meetings

Although the Company does not maintain a policy requiring directors to attend annual meetings of stockholders, they are invited and encouraged to do so.  To facilitate their attendance, a meeting of the Board is typically scheduled on the same day and near the location of each regularly scheduled meeting of stockholders.

Omnitek Engineering Corp.

Proxy Statement
Annual Meeting of Shareholders
May 31, 2014

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Omnitek Engineering Corp. (the “Company” or “Omnitek”) for use at the Annual Meeting of Shareholders to be held Saturday May 31, 2014 at 10:00 a.m. Pacific Standard Time, or at any adjournment thereof, for purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.  The meeting will be held at the Company’s principal executive offices at 1333 Keystone Way, Suite 101, Vista, CA  92081.  The telephone number for contacting the Company regarding the meeting is (760) 591-0888.  When proxies are properly dated, executed and returned, or voted by Internet or phone, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder.  If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.  This Proxy Statement, the 2013 Annual Report on Form 10-K for the year ended December 31, 2013, and the accompanying proxy card are first being made available to stockholders on or about April 16, 2014.

Voting Securities and Record Date

The Company has one class of stock outstanding, Common Stock, no par value per share (“Common Stock”).  This class of stock is the only class of stock entitled to notice and the right to vote on the matters of the Company.  At the record date there were 19,759,582 shares of Common Stock issued and outstanding.

The board of directors has fixed the close of business on April 1, 2014 as the Record Date (the “Record Date”).  Shareholders of record at the close of business on the Record Date are entitled to notice and to vote at the meeting or any postponements or adjournments, on the basis of one vote for each share of Common Stock that they own.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering a written notice of revocation or a duly executed proxy bearing a later date, to the Company, Attention: Werner Funk, secretary or by attending the meeting and voting in person.

Appraisal Rights

Under the California General Corporation Law, our shareholders are not entitled to appraisal rights or other similar rights in connection with any matter to be acted upon at this meeting.

Solicitation

The cost of solicitation will be borne by the Company.  In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners.  Proxies may be solicited by the Company’s directors, officers and employees, without additional compensation, personally or by telephone, facsimile or telegram.  Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $5,000.

Voting Rights

Under the California Corporations Code, the Company’s Articles of Incorporation, and its Bylaws, the holders of Common Stock shall be entitled to vote one vote for each share of stock held as of the Record Date for all matters, including the election of directors.  The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date.  Shares that are voted “FOR,” “AGAINST,” “WITHHELD” OR “ABSTAIN” are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.  Abstentions will not be counted as a vote FOR or AGAINST a proposal.  Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for the purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted.  Thus, a broker non-vote will not effect the outcome of the voting on a proposal.  Except with respect to elections of directors, any shareholder entitled to vote may vote part of his or her shares in favor of a proposal and refrain from voting the remaining shares, or vote them against the proposal.  If a shareholder fails to specify the number of shares he or she is affirmatively voting, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares the shareholder is entitled to vote.

Cumulative Voting

With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes unless the candidates' names have been placed in nomination before the commencement of the voting and a shareholder has given notice at the meeting, and before the voting has begun, of his or her intention to cumulate votes.  If any shareholder has given such notice, then all shareholders entitled to vote may cumulate their votes by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his or her shares or by distributing such votes on the same principle among any number of candidates as he or she thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.  Votes cast against a candidate or which are withheld shall have no effect. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors’ nominees as possible.

Voting Proxies

The shares of Common Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders.  If no specification is made, the shares will be voted “FOR” the nominees named herein as directors, or their respective substitute as may be appointed by the Board of Directors and “FOR” all other proposals.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth security ownership information as of the close of business on the Record Date, for individuals or entities in the following categories at the Company’s fiscal year end: (i) persons known by the Company to own beneficially more than five percent (5%) of the Company’s Common stock, (ii) each director, (iii) each Named Executive Officer listed in the “Summary Compensation Table” set forth herein below, and (iv) all directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percent of Class
Common Stock	Werner Funk Trust UDT 9/25/2007 c/o Werner Funk, Trustee 1333 Keystone Way, Suite 101 Vista, CA 92081	10,463,325(1)(2)	53.0%
Common Stock	Garber Family Trust(3) U/D/T 07/30/1992 c/o J.D. Garber and C.C. Garber 78-166 Bovee Circle Palm Dessert, CA 92211	3,133,965	15.9%
Common Stock	Janice M. Quigley 1333 Keystone Way, Suite 101 Vista, CA 92081	764,167(4)	4.0%
Common Stock	George G. Chachas 3033 Fifth Ave., Suite 400 San Diego, CA 92103	120,000(5)	0.6%
Common Stock	Gary S. Maier 815 Moraga Dr., Suite 306 Los Angeles, CA 90049	75,000(6)	0.3%
Common Stock	John M. Palumbo 8905 Rex Road Pico Rivera, CA 90660	25,000(7)	0.1%
Common Stock	Alicia A. Rolfe 1333 Keystone Way, Suite 101 Vista, CA 92081	6,650(8)	<0.1%
Common Stock	Directors and Executive Officers as a Group* (6 persons)	11,484,142	58.1%
*     The Directors and Named Executive Officers are Werner Funk, Janice M. Quigley, George G. Chachas, Gary S. Maier, John M. Palumbo, and Alicia A. Rolfe
(1)  This amount includes currently vested options to purchase 2,093,333 shares of Common Stock.
(2)  Werner Funk, the Trustee of the Werner Funk Trust UDT 9/25/07 has sole voting and dispositive power of said shares.
(3) The Trustee(s) of the Garber Family Trust U/D/T 07/30/1992, has sole voting and dispositive power as to all of the shares.
(4)  This amount includes currently vested options to purchase 619,167 shares of Common Stock.
(5)  This amount includes currently vested options to purchase 50,000 shares of Common Stock; a warrant to purchase 20,000 shares of Common Stock, and 50,000 shares of Common Stock held in the name of Tuva Co., LLC, over which Mr. Chachas has sole voting power.
 (6) This amount includes currently vested options to purchase 50,000 shares of Common Stock and a warrant to purchase 20,000 shares of stock.
 (7)  This amount includes currently vested options to purchase 25,000 shares of Common Stock.
 (8)  This amount includes currently vested options to purchase 6,250 shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC.  Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

Based solely on its review of the copies of such forms filed with the SEC electronically, received by the Company and representations from certain reporting persons, the Company believes that for the fiscal year ended December 31, 2013, all the officers, directors and more than 10% beneficial owners complied with the above described filing requirements.

Information about the Board of Directors and Its Committees

During the fiscal year 2013, three meetings of the Board of Directors were held.  The Board took action by unanimous written consent on eight occasions.

The Board of Directors serves as the Compensation Committee (the “Compensation Committee”), and as Administrator of the 2006 Long-Term Incentive Plan and the 2011 Long-Term Incentive Plan (the “Plan Administrator”).  The Compensation Committee reviews and makes recommendations regarding annual compensation for Company officers.  The Plan Administrator reviews and affects the grant of options under the Company’s 2006 Long-Term Incentive Plan (the “2006 Plan”) and the 2011 Long-Term Incentive Plan (the “2011 Plan”) by execution of instruments in writing in a form approved by the Stock Option Committee.  Subject to the express terms and conditions of the 2006 Plan and 2011 Plan (the “Incentive Plans”), the Plan Administrator shall have full power to construe the Incentive Plans and the terms of any option granted under the Incentive Plans, to prescribe, amend and rescind rules and regulations relating to the Incentive Plans or options and to make all other determinations necessary or advisable for the Incentive Plans’ administration.

Audit Committee and Audit Committee Financial Expert

Our board of directors is comprised of five directors, three of which are outside independent directors, and comprise our audit committee.  John M. Palumbo, considered an audit committee financial expert, chairs our audit committee.

Code of Ethics

On August 3, 2012, Omnitek, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, and principal accounting officer that is reasonably designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest between personal and professional relationship;
•	Full, fair, accurate, timely and understandable disclosure in SEC reports and in other public communications;
•	Compliance with applicable governmental laws, rules and regulations;
•	Prompt internal reporting of violations of the code of ethics to appropriate person or persons identified in the code of ethics; and
•	Accountability for adherence to the code of ethics.

The description of the Code of Ethics contained in this report is qualified in its entirety by reference to the full text of the Code of Ethics filed as Exhibit 14.01 to that certain Current Report on Form 8-K filed August 7, 2012.  The Code of Ethics shall be available on Omnitek’s website at www.omnitekcorp.com

Compensation of Directors and Executive Officers

The following table sets forth the compensation paid to our Chief Executive Officer and those executive officers that earned in excess of $100,000 during the twelve month periods ended December 31, 2013 and 2012 (collectively, the “Named Executive Officers”):

Name and Principal Position	Year Ended Dec. 31	Salary ($)	Stock Award(s) ($)	Option Awards $	Non-Equity Incentive Plan Compen-sation	All Other Compen-sation ($)	Total ($)
(a)	(b)	(c)	(e)	(f)	(g)	(i)(1)	(j)
Werner Funk	2013	$153,846		$80,115		$64,000	$297,961
Chairman, President,	2012	$107,692		$18,556		$73,856	$200,104
CEO and Secretary

Janice M. Quigley(2)	2013	$50,481		$26,518		$11,250	$88,249
Director and VP	2012	$60,312		$4,359		$13,007	$77,678

Alicia A. Rolfe(2)	2013	$29,423		$12,991			$42,414
CFO

(1)  These amounts represent previously accrued unpaid salary owed from prior fiscal years.
(2)  On August 17, 2013, Janice M. Quigley resigned as the acting Chief Financial Officer and Alicia A.Rolfe was appointed to the Chief Financial Officer position.

Narrative Disclosure to Summary Compensation Table

On July 26, 2012, Omnitek entered into an Employment Agreement with, and to continue the employment of, Werner Funk, the President and CEO of the Company.  The term of Employment Agreement began on November 1, 2012, (the “Effective Date”) and shall continue for a period of five years until October 31, 2017, unless terminated earlier pursuant to other provisions of the Agreement.  During the Employment Period, Omnitek agrees to pay Mr. Funk a Base Salary as follows:

November 1, 2012 through October 31, 2013 ……… $150,000 per year;
November 1, 2013 through October 31, 2014 ……… $175,000 per year;
November 1, 2014 through October 31, 2015 ……… $200,000 per year;
November 1, 2015 through October 31, 2016 ……… $225,000 per year; and
November 1, 2016 through October 31, 2017 ……… $250,000 per year.

In addition, Omnitek granted Mr. Funk a Stock Option pursuant to the 2011 Long-Term Incentive Plan, to purchase 400,000 shares of common stock, at an exercise price of $2.56 per share representing 110% of the average of the closing price of the common stock as reported on the OTCBB for the prior 30 day period.  One-sixtieth (1/60) of the total number of shares subject to the Options shall vest and become exercisable at the end of each month following the Effective Date on the same day of each month as the Effective Date, so that all shares subject to the Options will be fully vested on the fourth anniversary of the Effective Date.  The Options will be exercisable for a period of seven years from the Effective Date.

On July 26, 2012, Omnitek also entered into an Employment Agreement with, and to continue the employment of, Janice M. Quigley, the Vice President and Chief Financial Officer of the Company.  The term of Employment Agreement began on November 1, 2012, (the “Effective Date”) and shall continue for a period of two years until October 31, 2014, unless terminated earlier pursuant to other provisions of the Agreement.  During the Employment Period, Omnitek to pay Mrs. Quigley a Base Salary of $60,000 per year.  On August 17, 2013, Janice M. Quigley resigned as the Chief Financial Officer, however she remains Vice President.

In addition, Omnitek granted Mrs. Quigley a Stock Option pursuant to the 2011 Long-Term Incentive Plan, to purchase 50,000 shares of common stock, at an exercise price of $2.56 per share representing 110% of the average of the closing price of the common stock as reported on the OTCBB for the prior 30 day period.  One-twenty-fourth (1/24) of the total number of shares subject to the Options shall vest and become exercisable at the end of each month following the Effective Date on the same day of each month as the Effective Date, so that all shares subject to the Options will be fully vested on the second anniversary of the Effective Date.  The Options will be exercisable for a period of seven years from the Effective Date.

On September 16, 2013, Omnitek entered into an Employment Agreement with Alicia A. Rolfe, the Chief Financial Officer of the Company.  The term of Employment Agreement began on September 16, 2013, (the “Effective Date”) and shall continue for a period of four years until September 15, 2017, unless terminated earlier pursuant to other provisions of the Agreement.  During the Employment Period, Omnitek agrees to pay Mrs. Rolfe a Base Salary of $85,000 per year.

In addition, Omnitek granted Mrs. Rolfe a Stock Option pursuant to the 2011 Long-Term Incentive Plan, to purchase 100,000 shares of common stock, at an exercise price of $2.74 per share representing 110% of the average of the closing price of the common stock as reported on the OTCBB for the prior 15 trading day periods. One-forty eight (1/48) of the total number of shares subject to the Option shall vest and become exercisable at the end of each month following the Date of Grant the same day of each month as the Date of Grant, so that all shares subject to the Options will be fully vested on the fourth anniversary of the Date of Grant.  The Options will be exercisable for a period of seven years from the Effective Date.

Copies of Mr. Funk and Mrs. Quigley’s Employment Agreements were filed as Exhibit 10.01 and 10.02 on Form 8-K dated August 1, 2012.  A copy of Mrs. Rolfe Employment Agreement was filed as Exhibit 10.01 on Form 10-K filed March 31, 2014.  The foregoing descriptions of the Employment Agreements are qualified in its entirety by reference to the full text of such agreements.

On November 11, 2013, Omnitek’s Vice President, Janice M. Quigley, exercised a portion of a stock option and purchased 10,000 shares of common stock, at an exercise price of $0.525 per share.  No other Named Executive Officer exercised any options or Stock  Appreciation Rights ("SAR") during the last completed fiscal year or owned any unexercised options or SARs at the end of the fiscal year.

There are no agreements or understandings for any executive officer to resign at the request of another person. None of our executive officers acts or will act on behalf of or at the direction of any other person.

Compensation of Directors

There was no compensation paid to any director who was a Named Executive Officer during the year ended December 31, 2013.   The three outside independent directors received each, a non-qualified stock option grant to purchase twenty-five thousand (25,000) shares of Omnitek’s common stock, two received these options at an exercise price of $1.81 per share (i.e. eighty-five percent (85%) of the closing price of Omnitek’s common stock as of August 3, 2012) and the other received his options at $2.33 per share (i.e. eighty-five percent (85%) of the closing price of Omnitek’s common stock as of October 23, 2013).  Such Options shall be exercisable for a period of five years.  The Option shall vest and be exercisable immediately.

There are no employment contracts, compensatory plans or arrangements, including payments to be received from Omnitek with respect to any Director that would result in payments to such person because of his or her resignation with Omnitek, or its subsidiaries, any change in control of Omnitek. There are no agreements or understandings for any Director to resign at the request of another person. None of our Directors or executive officers acts or will act on behalf of or at the direction of any other person.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2013.

The following table provides information for the named executive officers on stock option holdings as of the end of 2013.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Werner Funk	400,000	0	0	$0.5250	11/7/2014
Werner Funk	400,000	0	0	$0.6250	11/7/2014
Werner Funk	400,000	0	0	$0.7500	11/7/2014
Werner Funk	400,000	0	0	$0.8750	11/7/2014
Werner Funk	400,000	0	0	$1.00	11/7/2014
Werner Funk	93,333	0	306,667	$2.56	10/31/2019

Janice M. Quigley	110,000	0	0	$0.5250	11/7/2014
Janice M. Quigley	120,000	0	0	$0.6250	11/7/2014
Janice M. Quigley	120,000	0	0	$0.7500	11/7/2014
Janice M. Quigley	120,000	0	0	$0.8750	11/7/2014
Janice M. Quigley	120,000	0	0	$1.00	11/7/2014
Janice M. Quigley	29,167	0	20,833	$2.56	10/31/2019

Alicia A. Rolfe	6,250	0	93,750	$2.74	9/15/2020

On September 1, 2006, the Board of Directors adopted the Omnitek Engineering Corp. 2006 Long-term Incentive Plan (the “2006 Plan”), under which 1,000,000 shares of Omnitek’s Common Stock were reserved for issuance by Omnitek to attract and retain employees, consultants, and directors of the Company and to provide such persons with incentives and awards for superior performance and providing services to Omnitek.  The 2006 Plan is administered by a committee comprised of the Board of Directors of Omnitek or appointed by the Board of Directors, which has broad flexibility in designing stock-based incentives.  The Board of Directors determines the number of shares granted and the option exercise price, pursuant to the terms of the Plan.  On November 30, 2007, the Board of Directors authorized the increase of shares available under the 2006 Plan to 10,000,000 post-split adjusted shares.

On August 3, 2011, the Board of Directors adopted the Omnitek Engineering Corp. 2011 Long-term Incentive Plan (the “2011 Plan”), under which 1,000,000 shares of Omnitek’s Common Stock were reserved for issuance by Omnitek’s to attract and retain employees, consultants, and directors of Omnitek and to provide such persons with incentives and awards for superior performance and providing services to Omnitek.  The 2011 Plan is administered by a committee comprised of the Board of Directors of Omnitek or appointed by the Board of Directors, which has broad flexibility in designing stock-based incentives.  The Board of Directors determines the number of shares granted and the option exercise price, pursuant to the terms of the Plan.

Independent Public Accountants

The Company’s independent accountants for the fiscal year ended December 31, 2013 were Sadler, Gibb & Associates, L.L.C. of Farmington, Utah, who have served as the Company's independent accountants since 2010.  As set forth below in Proposal 2, the Company has appointed Sadler, Gibb & Associates, L.L.C., as the Company's independent accountants for the fiscal year ending December 31, 2014.

Audit Fees

During the fiscal year ended December 31, 2013, the aggregate fees billed by Sadler, Gibb & Associates, L.L.C. for services rendered for the audit of the Company’s annual financial statements were $ 25,500.

Deadline for Receipt of Shareholder Proposals for the Next Annual Meeting

Proposals of shareholders of the Company, which are intended to be presented at the Company’s next annual meeting of shareholders, must be received by the Company no later than January 1, 2015, and otherwise be in compliance with the Company’s Articles of Incorporation and Bylaws, as amended, and with applicable laws and regulations in order to be included in the Proxy Statement and form of Proxy relating to that meeting.

Any Stockholder proposals received after this deadline may still be able to be included as a proposal, however, they must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting.  Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

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BUSINESS TO BE TRANSACTED

PROPOSAL 1.

ELECTION OF DIRECTORS
Nominees

Two directors are to be elected at the annual meeting, to hold office for a term of one (1) year.  It is intended that the accompanying Proxy will be voted in favor of the nominees to serve as directors unless the shareholder indicates to the contrary on the Proxy.  Management expects that the nominees will be available for election, but if any such nominee is not a candidate at the time the election occurs, it is intended that such Proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.  Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors under California law.

PRESENT DIRECTORS WHO ARE NOMINEES FOR RE-ELECTION

Name of Nominee	Age	Position (Proposed Term as Director)
Werner Funk	55	Director – 1 Year

Janice M. Quigley	66	Director – 1 Year

George G. Chachas	51	Director – 1 Year

Gary S. Maier	60	Director – 1 Year

John M. Palumbo	58	Director – 1 Year

Werner Funk – Mr. Funk was born in Germany.  He has been a Director and the CEO of Omnitek since its formation in May of 2001.  Mr. Funk has over 30 years of experience in international business, manufacturing, engineering, marketing and Internet commerce.  He is responsible for management, marketing and new product design.  Mr. Funk was educated in Germany where he attended high school and vocational college for automotive technology and graduated with honors receiving a bachelor degree in automotive technology.  While living in Germany, he worked for Mercedes-Benz and was the assistant crew chief of a Porsche factory sponsored racing team.  Mr. Funk moved to the United States in 1978, where upon he started Nology Engineering Inc., a California Corporation, which designs, manufactures and markets automotive products for the performance aftermarket.  Mr. Funk is currently the CEO of Nology and Performance Stores.  Mr. Funk is also the inventor of 7 registered and pending patents.

Janice M. Quigley – Mrs. Quigley was appointed as a Director of the Company on August 26, 2003 and appointed Vice President on September 9, 2011.  Mrs. Quigley, a native of San Francisco, California, had worked in the electronics industry for 27 years prior to relocating to San Diego in 1992.  Mrs. Quigley joined Advantage Lift Systems, Inc. (a manufacturer of heavy-duty vehicle hoists) in 1993 as its controller.  She was promoted to Chief Financial Officer in 1997 when the company acquired Globe Lifts (a manufacturer of light-duty vehicle hoists).  She remained in that position until October of 2000 when the company was sold.  Mrs. Quigley is also the CFO for Nology Engineering, Inc.

George G. Chachas – Mr. Chachas was appointed as a Director of the Company on August 3, 2012, and is the principal of Chachas Law Group with experience in the area of corporate law, securities, and mergers and acquisitions.  Prior to establishing Chachas Law Group in 2006, Mr. Chachas was a partner of Wenthur & Chachas, LLP from 1993 through 2005.  Mr. Chachas received a J.D. from California Western School of Law in 1987, and also holds a B.A. (Economics) from San Diego State University in 1985.  Mr. Chachas was admitted to the California Bar in 1987, the District of Columbia Bar in 1989 and the State Bar of Colorado in 1994.

Gary S. Maier – Mr. Maier was appointed as a Director of the Company on August 3, 2012, and is an investor relations veteran with more than 25 years of industry experience.  Prior to establishing Maier & Company, Inc. in 2003, he was a principal of another Los Angeles-based investor relations firm.  He has counseled diverse clients ranging in size from multi-billion dollar organizations to emerging growth public and private companies across the country.  His career includes positions with an international public relations firm and a proxy solicitation firm offering investor relations services, both based in New York, as well as a Chicago-based financial relations agency. He is a long-time member of the National Investor Relations Institute.  His experience also includes local and national political campaigns – including serving as the Illinois deputy press secretary for Walter Mondale’s 1984 presidential campaign. Maier served as a board member for 18 years, including a term as president, of Veterans Park Conservancy, a non-profit community public/private partnership dedicated to the enhancement and preservation of four hundred acres of federal land to honor our nation’s veterans.  He served for several years on the board of Southern California’s Colony Theater Company. Maier holds bachelor and master of philosophy degrees from Ohio University and completed course work toward a Ph.D. in philosophy at DePaul University.  He served on the adjunct faculties of DePaul and Loyola University in Chicago and is a graduate of New York University’s Graduate School of Business Administration’s Careers in Business program.

John M. Palumbo – Mr. Palumbo was appointed as a Director of the Company on October 23, 2013, and is currently the CEO of Partschannel, Inc., a distributor of aftermarket collision replacement parts.   Prior to this Mr. Palumbo was the CFO at Solar Integrated Technologies, Inc., and before that the CFO for Keystone Automotive Industries, Inc.  (NASDAQ:KEYS).  Mr. Palumbo holds a Bachelor of Science degree in finance from Canisius College in Buffalo New York and obtained his EMBA from Peter F. Drucker Claremont Graduate University in Claremont California.  Mr. Palumbo is a Certified Public Accountant in the state of California.   Additionally, Mr. Palumbo serves on the board of the Certified Automotive Parts Association (CAPA), an independent, non-profit certification organization dedicated to ensuring high-quality parts and standards for automotive collision replacement parts.

 VOTE REQUIRED.  Directors are elected by a plurality of the votes cast by the shares of common stock represented at the meeting. (i.e. the persons who receive the greatest number of votes casts will be elected).

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE NOMINEES AS SET FORTH ABOVE.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Company has appointed Sadler, Gibb & Associates, L.L.C., as the Company's independent accountants for the fiscal year ending December 31, 2014.  Sadler, Gibb & Associates, L.L.C. has served as the Company's independent accountants since 2010.  Services provided to the Company in fiscal 2012 included examination of the Company’s financial annual statements.

VOTE REQUIRED.  The affirmative vote of holders of a majority of the shares of common and preferred stock represented at the meeting is required to approve the amendment to the Plan.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” SUCH RATIFICATION

Other Matters

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your proxies may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

Other Business

The Company knows of no other matters to be submitted at this meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

By order of the Board of Directors,
Date: April 16, 2014
Werner Funk,
President and Chief Executive Officer